OTHER INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Schedule of Components of Other Income (expense), Net

Other income (expense), net consists of the following:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Foreign exchange gains	$13	$537	$1,912
Unrealized gains (losses) recognized on equity securities	(80)	165	—
Other	55	153	112
Total	$(12)	$855	$2,024